UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2018

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20574	51-0340466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26901 Malibu Hills Road
Calabasas Hills, California 91301
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (818) 871-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                            Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

ITEM 4.01.           CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)         Dismissal of Independent Registered Public Accounting Firm

On March 1, 2018, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of The Cheesecake Factory Incorporated (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm and provided PwC with notice of such dismissal.

The audit reports of PwC on the Company’s consolidated financial statements for each of the two most recent fiscal years ended January 2, 2018 and January 3, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended January 2, 2018 and January 3, 2017, and during the subsequent interim period through March 1, 2018, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement(s) in connection with its reports, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the disclosures in this Current Report on Form 8-K (this “Report”) prior to filing this Report with the Securities and Exchange Commission (the “SEC”). The Company requested that PwC furnish it with a letter addressed to the SEC stating whether PwC agrees with the statements made by the Company regarding PwC in this Report and, if not, stating the respects in which it does not agree. A copy of PwC’s letter dated March 7, 2018 to the SEC, stating that it agrees with the statements made in this Report, is filed as Exhibit 16.1 to this Report.

(b)         Engagement of Independent Registered Public Accounting Firm

On March 2, 2018, the Company engaged KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2019, which engagement was approved by the Audit Committee.

During the Company’s two most recent fiscal years ended January 2, 2018 and January 3, 2017, and during the subsequent interim period through March 1, 2018, neither the Company, nor anyone on its behalf, consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in Regulation S-K Item 304(a)(1)(v)).

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP dated March 7, 2018 to the Securities and Exchange Commission

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP dated March 7, 2018 to the Securities and Exchange Commission

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2018	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Debby Zurzolo
Debby Zurzolo
Executive Vice President, General Counsel and Secretary